Exhibit 99.1
Financial Highlights — Balance Sheet

(Dollars in millions)	June 30, 2009	December 31, 2008	$ Change	% Change
Advances	$37,165	$41,897	$(4,732)	(11%)
Mortgage loans, net	8,120	10,685	(2,565)	(24%)
Mortgage-backed securities	8,981	9,307	(326)	(4%)
Short-term investments	5,029	3,812	1,217	32%
Other investments	7,566	2,252	5,314	236%
Other assets	171	176	(5)	(3%)

Total Assets	$67,032	$68,129	$(1,097)	(2%)

Deposits	$1,290	$1,496	$(206)	(14%)
CO — Discount notes	19,967	20,061	(94)	0%
CO — Bonds	41,599	42,723	(1,124)	(3%)
Other liabilities	838	832	6	1%

Total Liabilities	63,694	65,112	(1,418)	(2%)

Capital stock	2,923	2,781	142	5%
Retained earnings	437	382	55	14%
Accumulated other comprehensive income	(22)	(146)	124	(85%)

Total Capital	3,338	3,017	321	11%

Total Liabilities and Capital	$67,032	$68,129	$(1,097)	(2%)

Financial Highlights — QTD Income Statement

	QTD	QTD	QTD
(Dollars in thousands)	June 30, 2009	March 31, 2009	June 30, 2008
Advances	$179,420	$210,079	$331,415
Investments	85,110	78,231	103,949
Mortgage loans	122,402	131,513	132,507

Total Interest Income	386,932	419,823	567,871

Consolidated obligations	323,207	409,598	488,346
Deposits	639	828	6,094
Other interest expense	32	71	429

Total Interest Expense	323,878	410,497	494,869

Net Interest Income Before Provision	63,054	9,326	73,002

Loan Loss Provision	250	0	0

Net Interest Income After Provision	62,804	9,326	73,002

Net gain on trading securities	33,660	20,092	0
Net loss on financial instruments held at fair value	(10,586)	(1,641)	0
Net gain on loans held for sale	1,342	0	0
Net realized loss from the sale of available-for-sale securities	(42,769)	0	0
Net loss on derivatives and hedging activities	103,851	(7,435)	2,358
Net (loss)gain on extinguishment of debt	(36,378)	(15,980)	239
Other non-interest income	2,112	1,464	1,257

Total Non-Interest Income	51,232	(3,500)	3,854

Operating expense & other non-interest expense	11,646	10,636	10,574
Finance Agency & Office of Finance	1,151	1,100	1,004

Total other expense	12,797	11,736	11,578

Income (Loss) Before Assessment	101,239	(5,910)	65,278

Affordable Housing Program	7,790	0	5,340
REFCORP	17,508	0	11,981

Total Assessments	25,298	0	17,321

Net Income (Loss)	$75,941	$(5,910)	$47,957

Financial Highlights — YTD Income Statement

	YTD	YTD
(Dollars in thousands)	June 30, 2009	June 30, 2008
Advances	$389,499	$719,360
Investments	163,341	208,499
Mortgage loans	253,915	266,809

Total Interest Income	806,755	1,194,668

Consolidated obligations	732,805	1,039,289
Deposits	1,468	14,897
Other interest expense	103	2,783

Total Interest Expense	734,376	1,056,969

Net Interest Income Before Provision	72,379	137,699

Loan Loss Provision	250	0

Net Interest Income After Provision	72,129	137,699

Net gain on trading securities	53,752	0
Net loss on financial instruments held at fair value	(12,227)	0
Net gain on loans held for sale	1,342	0
Net realized loss from the sale of available-for-sale securities	(42,769)	0
Net loss on derivatives and hedging activities	96,416	(10,372)
Net (loss)gain on extinguishment of debt	(52,357)	239
Other non-interest income	3,576	2,411

Total Non-Interest Income	47,733	(7,722)

Operating expense & other non-interest expense	22,281	20,155
Finance Agency & Office of Finance	2,252	1,860

Total other expense	24,533	22,015

Income (Loss) Before Assessment	95,329	107,962

Affordable Housing Program	7,790	8,840
REFCORP	17,508	19,813

Total Assessments	25,298	28,653

Net Income (Loss)	$70,031	$79,309

Financial Highlights — Ratios

	QTD	QTD	YTD	YTD
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008
Net interest spread	0.24%	0.26%	0.07%	0.23%
Net interest margin	0.35%	0.42%	0.20%	0.42%

Operating expense to average assets	0.06%	0.06%	0.06%	0.06%

Return on average assets	0.42%	0.27%	0.19%	0.24%
Return on average capital stock	10.49%	6.37%	4.92%	5.59%

Financial Highlights — Core Earnings

	QTD	QTD	YTD	YTD
(In Thousands)	March 31, 2009	June 30, 2009	June 30, 2009	June 30, 2008
Core Net Interest Income	$19,008	$65,604	$84,612	$148,136
BA Adjustment — Early Extinguishment of Debt	7,720	(2,028)	5,692	0
BA Adjustment — Called Bonds	(17,402)	(523)	(17,925)	(10,437)

Net Interest Income	$9,326	$63,054	$72,379	$137,699

Core Earnings — Pre-Assessment	$8,736	$54,669	$63,405	$128,532

Adjustments*
Net Gain (Loss) on Derivatives and Hedging Activities	(7,435)	103,851	96,416	(10,372)
Net Gain (Loss) on Financial Instruments Held at Fair Value	(1,641)	(10,586)	(12,227)	0
Called Bonds — BA Adjustment	(17,402)	(523)	(17,925)	(10,437)
Early Extinguishment of Debt — BA Adjustment	7,720	(2,028)	5,692	0
Loss on Early Extinguishment of Debt	(15,980)	(36,377)	(52,357)	239
Gain on Trading Securities (TLGP)	20,092	33,660	53,752	0
Gain (Loss) from Sale of AFS Securities	0	(42,769)	(42,769)	0
Net Gain (Loss) on Loans Held for Sale	0	1,342	1,342	0

Adjustments*	(14,646)	46,570	31,924	(20,570)

Net Income (Loss) — Pre-Assessment	(5,910)	101,239	95,329	107,962
Assessments — AHP & REFCORP	0	(25,298)	(25,298)	(28,653)

Net Income (Loss)	$(5,910)	$75,941	$70,031	$79,309

* - Adjustments represent items that introduce significant income statement volatility or non-routine items.